SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 29, 1999


                               AUREUS CORPORATION
             (Exact name of registrant as specified in its charter)


                        WOODLAKE VILLAGE ASSOCIATES, INC.
                                  (Former Name)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-24380                                     33-0601502
(Commission File Number)              (IRS Employer Identification No.)


83 North 490 West, American Fork, Utah                            84003
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (801) 492-1705

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              Pursuant to an Agreement and Plan of Merger dated June 14, 1999 (the "Agreement") and subject to the closing of the offering, a wholly owned subsidiary of the Registrant, Aureus Acquisition Corp. merged into Aureus, Inc., a Utah Corporation ("Aureus") effective July 29, 1999 and the Company issued 3,505,941 shares to acquire all of the outstanding shares of Aureus. Aureus employee stock options to purchase 212,000 shares at a price of $1.00 per share were converted in the Merger to 398,560 Shares of the Registrant at $.53 per share. The Registrant changed its name to Aureus Corporation and Aureus became a wholly owned subsidiary of Woodlake. James Phillips, the Chairman and CEO of Aureus, was elected as the CEO of the Company and as a director, with the remaining directors, Richard Stout, President, and Ray Meservy. Prior to the closing of the Merger management of Aureus had no affiliation with the Registrant. The 1,000,000 shares of the Registrant outstanding prior to the closing were unaffected.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

James Phillips CEO and Director                                            565,880                       11.3%
Richard Stout President and Director                                       619,272                       12.4%
Alan Fine                                                                  503,840                       10.1%
Lee Monson                                                                 579,980                       11.6%
Ray Meservy Director                                                        45,120                        1.0%

All officers and directors as
  a group (3 persons)                                                    1,230,272                       27.3%




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



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated June 14, 1999, between the Reg-istrant and Aureus.

                         3.      Certificate of Incorporation and Bylaws

                                 3.3   Amendment to Certificate of Incorporation
                                          changing name to Aureus Corporation.


                                3.4 Amendment to Certificate of Incorporation changing name to e-automate Corporation.
                  3

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 29, 1999                                  AUREUS CORPORATION



                                                       By: /s/ Richard M. Stout
                                                       Richard M. Stout
                                                       President


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